Borrowings Under Term Loan and Line of Credit	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Borrowings Under Term Loan and Line of Credit	Borrowings Under Term Loan and Line of Credit
At December 31, 2021 and 2020, term loan borrowings were as follows (dollars in thousands):

	December 31, 2021	December 31, 2020
Total term loan obligations	$55,020	$56,044
Less: current portion of term loan	(561)	(1,440)

Long-term term loan obligations	$54,459	$54,604

On February 28, 2018, LiveVox entered into an amendment to its term loan and revolving credit facility with PNC Bank originally dated November 7, 2016 (as amended, the “Credit Facility”) to provide for a $45.0 million term loan, a $5.0 million line of credit and a $1.5 million letter of credit sub-facility.
The Credit Facility is collateralized by a first-priority perfected security interest in substantially all the assets of the Company and is subject to certain financial covenants before and after a covenant conversion date. Covenant conversion may be elected early by the Company if certain criteria are met, including, but not limited to meeting fixed charge coverage and liquidity ratio targets as of the most recent twelve-month period. Prior to the covenant conversion date, the Company is required to maintain minimum levels of liquidity and recurring revenue. As of the covenant conversion date, the Company is required to maintain the Fixed Charge Coverage Ratio and Leverage Ratio (each as defined in the Credit Facility) measured on a quarter-end
basis for the four-quarter period ending on each such date through the end of the agreement.
The Company may elect that the term and revolving loans bear interest under a base rate or a LIBOR rate definition within the Credit Facility. LIBOR interest elections are for one, two or three-month periods. Loans are termed as either a Base Rate loan or LIBOR Rate loan and can be a combination of both.
On December 16, 2019, the Company amended the Credit Facility, increasing the term loan borrowing therein by $13.9 million to $57.6 million and amending certain terms and conditions. The amendment to the Credit Facility reset the minimum recurring revenue covenant and qualified cash amounts through December 31, 2021 and extended the quarterly measurement dates through September 30, 2023 and the maturity date to November 7, 2023. The amendment to the Credit Facility also reset the mandatory covenant commencement date of the Fixed Charge Coverage Ratio and Leverage Ratio to March 31, 2022 and reset the applicable ratio amounts. Under the Credit Facility, principal on the term loan was to be repaid in quarterly installments of $0.3 million beginning on March 31, 2020 through December 31, 2020, $0.4 million on March 31, 2021 through December 31, 2021, and $0.7 million on each quarter thereafter.
On August 2, 2021, the Company further amended the Credit Facility, extending the maturity date to December 31, 2025. The amendment to the Credit Facility reset the minimum recurring revenue covenant amounts through December 31, 2025 and extended the quarterly measurement dates through September 30, 2025. The amendment to the Credit Facility also removed the mandatory covenant commencement date of the Fixed Charge Coverage Ratio and Leverage Ratio and the applicable ratio amounts. Under the Credit Facility, principal on the term loan is to be repaid in quarterly installments of $0.1 million beginning on September 30, 2021 through March 31, 2023, $0.3 million on June 30, 2023 through March 31, 2024, and $0.5 million on June 30, 2024 through March 31, 2025, and $0.7 million on each quarter thereafter. All other terms and conditions of the original Credit Facility remain in effect. Term loan repayments made by the Company totaled $1.0 million, $1.2 million and $0.8 million during the years ended December 31, 2021, 2020 and 2019, respectively.
LiveVox, Inc. will account for previously deferred original issue discount and loan fees in the amount of $0.3 million related to the original Credit Facility dated November 7, 2016, first amendment to the Credit Facility dated February 28, 2018, and third amendment to Credit Facility dated December 16, 2019, by amortizing and recording to interest expense over the remaining term of the amended credit agreement using the effective interest method. The additional original issue discount related to the seventh amendment to Credit Facility dated August 2, 2021 in the amount of $0.2 million is being amortized as an adjustment of interest expense over the amended Credit Facility using the effective interest method. Third party loan fees totaling $0.1 million associated with the $13.9 million increase of the term loan related to the third amendment to Credit Facility are expensed upon close of the loan. Total unamortized loan costs associated with the term loan totaled $0.4 million and $0.4 million at December 31, 2021 and 2020, respectively and are recorded within term loan, net of current. The Company was in compliance with all debt covenants at December 31, 2021 and 2020 and was in compliance with all debt covenants as of the date of issuance of these consolidated financial statements. There was no unused borrowing capacity under the term loan portion of the Credit Facility at December 31, 2021 and 2020. On March 17, 2020, as a precautionary measure to ensure financial flexibility and maintain maximum liquidity in response to
COVID-19
pandemic, the Company drew down approximately $4.7 million under the revolving portion of the Credit Facility, which was repaid in full by the Company in connection with the Merger.
Aggregate principal maturities of the term loan as of December 31, 2021 was as follows (dollars in thousands):

As of December 31, 2021	Amount to Mature
2022	$561
2023	982
2024	1,753
2025	52,158

Total	$55,454

The net carrying amount of the liability component of the term loan was as follows (dollars in thousands):

	December 31, 2021	December 31, 2020
Principal	$55,454	$56,454
Unamortized issuance costs	(434)	(410)

Net carrying amount	$55,020	$56,044